January 2007

Exhibit 99.2

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-3945 or Jeff.Richardson@53.com

Jeff Richardson	Jim Eglseder
SVP/Investor Relations	AVP/Investor Relations
(513) 534-0983	(513) 534-8424

Quarterly Data

	Three Months Ended
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005
Ratios (percent)
Return on average assets	0.25	1.41	1.45	1.41	1.27	1.51	1.63	1.62
Return on average equity	2.6	15.1	16.0	15.3	13.9	16.6	18.1	18.0
Average equity as a percent of average assets	9.70	9.33	9.09	9.17	9.12	9.11	8.98	9.02
Net interest margin (a)	3.16	2.99	3.01	3.08	3.11	3.16	3.29	3.38
Efficiency (a)	82.9	55.5	55.3	54.7	55.6	53.5	52.2	51.6
Net losses charged off as a percent of average loans and leases	0.52	0.43	0.37	0.42	0.67	0.38	0.34	0.40
Allowance for loan and lease losses as a percent of loans and leases	1.04	1.04	1.04	1.05	1.06	1.06	1.09	1.11
Allowance for credit losses as a percent of loans and leases	1.14	1.14	1.14	1.14	1.16	1.16	1.20	1.21
Nonperforming assets as a percent of loans, leases and other assets, including OREO	0.61	0.56	0.49	0.51	0.52	0.51	0.51	0.53
Allowance for loan and lease losses as a percent of nonperforming assets	169.62	185.04	210.37	205.78	206.03	207.39	212.17	209.01
Allowance for credit losses as a percent of nonperforming assets	186.33	203.39	230.94	224.76	225.33	226.99	232.88	228.64

Common Share Data
Earnings per share	$0.12	$0.68	$0.69	$0.66	$0.60	$0.71	$0.75	$0.73
Earnings per diluted share	0.12	0.68	0.69	0.65	0.60	0.71	0.75	0.72
Cash dividends per common share	0.40	0.40	0.40	0.38	0.38	0.38	0.35	0.35
Book value per share	18.02	17.96	17.13	17.01	17.00	16.93	16.82	16.04
Common shares outstanding, excluding treasury	556,252,674	558,066,338	557,894,188	556,500,991	555,623,430	554,400,091	555,938,071	554,054,749
Market price per share:
High	$41.57	$40.18	$41.02	$41.43	$42.50	$43.99	$44.67	$48.12
Low	37.75	35.95	35.86	36.30	35.04	36.38	40.24	42.05
End of period	40.93	38.08	36.95	39.36	37.72	36.75	41.17	42.98
Price/earnings ratio (b)	19.13	14.53	13.94	14.52	13.57	14.76	15.77	16.22

Supplemental Data
Common dividends declared ($ in millions)	$222	$223	$223	$211	$211	$210	$195	$194
Full-time equivalent employees	21,362	21,301	21,230	21,497	21,681	21,674	21,594	21,287
Banking centers	1,150	1,145	1,138	1,132	1,119	1,106	1,098	1,092
ATMs	2,096	2,114	2,034	2,025	2,024	1,996	1,994	1,988

(a)	Presented on a fully taxable equivalent basis (“FTE”).
(b)	Based on the most recent twelve-month earnings per diluted share and end of period stock prices.

Quarterly Data

	Three Months Ended
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005
Income Statement ($ in millions)
Interest income (FTE)	$1,551	$1,540	$1,483	$1,405	$1,359	$1,291	$1,223	$1,153
Interest expense	807	821	767	687	624	546	465	394

Net interest income (FTE)	744	719	716	718	735	745	758	759
Provision for loan and lease losses	107	87	71	78	134	69	60	67
Noninterest income:
Electronic payment processing revenue	232	218	211	196	204	190	183	171
Service charges on deposits	122	134	135	126	133	137	132	121
Mortgage banking net revenue	30	36	41	47	42	45	46	41
Investment advisory revenue	90	89	96	91	87	89	92	90
Corporate banking revenue	82	79	82	76	92	71	74	62
Other noninterest income	58	87	76	80	77	82	93	108
Securities gains (losses), net	(398)	19	14	1	1	8	15	14
Securities gains, net - non-qualifying hedges on mortgage servicing rights	3	—	—	—	—	—	—	—

Total noninterest income	219	662	655	617	636	622	635	607
Noninterest expense:
Salaries, wages and incentives	300	288	303	284	287	285	295	265
Employee benefits	61	74	69	87	65	70	67	82
Equipment expense	32	34	29	27	29	26	25	25
Net occupancy expense	65	63	59	58	59	54	54	54
Deposit insurance expense	2	2	2	2	2	2	2	2
Other noninterest expense	338	306	297	273	321	295	285	277

Total noninterest expense	798	767	759	731	763	732	728	705

Income before income taxes and cumulative effect (FTE)	58	527	541	526	474	566	605	594
Taxable equivalent adjustment	6	6	6	7	7	8	8	8

Income before income taxes and cumulative effect	52	521	535	519	467	558	597	586
Applicable income taxes	(14)	144	153	160	135	163	180	181

Income before cumulative effect	66	377	382	359	332	395	417	405
Cumulative effect of change in accounting principle, net of tax	—	—	—	4	—	—	—	—

Net income	$66	$377	$382	$363	$332	$395	$417	$405

Net income available to common shareholders (a)	$66	$377	$382	$363	$332	$395	$417	$404

Regulatory Capital Data ($ in millions) (b)
Tier I capital	$8,622	$8,810	$8,660	$8,434	$8,209	$8,030	$7,783	$7,509
Tier II capital	2,760	2,007	1,957	1,966	2,031	2,016	2,131	2,125

Total risk-based capital	$11,382	$10,817	$10,617	$10,400	$10,240	$10,046	$9,914	$9,634

Risk-weighted assets	$103,124	$101,940	$101,126	$98,511	$98,293	$95,316	$91,791	$89,401

Tier I capital ratio	8.36%	8.64%	8.56%	8.56%	8.35%	8.42%	8.48%	8.40%
Total risk-based capital ratio	11.04%	10.61%	10.50%	10.56%	10.42%	10.54%	10.80%	10.78%
Tier I leverage ratio	8.44%	8.52%	8.38%	8.24%	8.08%	7.93%	7.76%	7.62%

(a)	Dividends on preferred stock are $.185 million for all quarters presented.
(b)	December 31, 2006 regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,737	$2,399	$2,670	$2,494	$3,078	$3,372	$2,781	$2,420
Available-for-sale and other securities	11,053	19,514	20,345	21,276	21,924	22,537	24,647	25,101
Held-to-maturity securities	356	359	358	365	389	332	307	303
Trading securities	187	164	173	156	117	105	84	128
Other short-term investments	809	125	207	159	158	113	113	1,213

Total cash and securities	15,142	22,561	23,753	24,450	25,666	26,459	27,932	29,165
Loans held for sale	1,150	872	931	744	1,304	1,237	783	809
Portfolio loans and leases	74,353	73,480	72,577	71,422	69,925	68,754	66,296	64,902

Total loans and leases	75,503	74,352	73,508	72,166	71,229	69,991	67,079	65,711
Allowance for loan and lease losses	(771)	(761)	(753)	(749)	(744)	(727)	(722)	(717)
Bank premises and equipment	1,940	1,902	1,853	1,798	1,726	1,643	1,581	1,529
Operating lease equipment	202	142	150	137	143	159	161	224
Goodwill	2,193	2,193	2,194	2,194	2,169	2,176	2,178	2,167
Intangible assets	166	175	185	189	208	220	231	243
Servicing rights	524	504	489	468	441	417	378	378
Other real estate owned	88	80	69	68	54	52	52	60
Other assets	5,682	4,680	4,663	4,323	4,333	4,218	4,290	3,953

Total assets	$100,669	$105,828	$106,111	$105,044	$105,225	$104,608	$103,160	$102,713

Liabilities
Deposits:
Demand	$14,331	$13,883	$14,078	$14,134	$14,609	$14,294	$14,393	$13,960
Interest checking	15,993	15,855	16,788	17,511	18,282	18,169	18,811	19,722
Savings	13,181	12,392	12,061	11,902	11,276	10,437	9,653	9,711
Money market	6,584	6,462	6,505	6,399	6,129	5,855	4,732	4,777
Other time	10,987	10,818	10,627	10,105	9,313	8,867	8,513	8,017
Certificates - $100,000 and over	6,628	6,871	5,691	5,085	4,343	4,195	3,986	3,867
Foreign office	1,676	2,362	4,773	3,874	3,482	3,678	3,089	5,257

Total deposits	69,380	68,643	70,523	69,010	67,434	65,495	63,177	65,311
Federal funds purchased	1,421	5,434	2,493	3,715	5,323	3,548	4,523	2,669
Short-term bank notes	—	—	—	—	—	—	—	775
Other short-term borrowings	2,796	3,833	5,275	4,472	4,246	6,075	4,972	4,925
Other liabilities	4,492	3,726	3,762	3,632	3,549	3,583	3,641	3,824
Long-term debt	12,558	14,170	14,502	14,746	15,227	16,522	17,494	16,321

Total liabilities	90,647	95,806	96,555	95,575	95,779	95,223	93,807	93,825

Shareholders’ Equity
Common and preferred equity	11,433	11,576	11,411	11,274	11,138	11,038	10,762	10,569
Additional minimum pension liability	(59)	(5)	(5)	(5)	(5)	(4)	(4)	(4)
Net unrealized gains (losses):
Available-for-sale securities	(119)	(382)	(670)	(553)	(395)	(296)	(107)	(295)
Qualifying cash flow hedges	(1)	(5)	(8)	(10)	(13)	(17)	(24)	(24)
Treasury stock, at cost	(1,232)	(1,162)	(1,172)	(1,237)	(1,279)	(1,336)	(1,274)	(1,358)

Total shareholders’ equity	$10,022	$10,022	$9,556	$9,469	$9,446	$9,385	$9,353	$8,888

Share Data
Preferred shares outstanding	9,250	9,250	9,250	9,250	9,250	9,250	9,250	9,250
Common shares outstanding, excluding treasury	556,252,674	558,066,338	557,894,188	556,500,991	555,623,430	554,400,091	555,938,071	554,054,749
Treasury shares held	27,174,430	25,360,766	25,532,916	26,926,113	27,803,674	29,027,013	27,489,033	29,372,355

Quarterly Data

	Three Months Ended
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$75,262	$73,938	$73,093	$71,634	$70,489	$68,556	$66,762	$65,076
Taxable securities	16,685	20,836	21,642	22,116	22,376	24,013	24,771	24,935
Tax exempt securities	568	587	616	644	698	787	815	856
Other short-term investments	1,009	159	181	157	200	115	130	328

Total interest-earning assets	93,524	95,520	95,532	94,551	93,763	93,471	92,478	91,195
Cash and due from banks	2,398	2,355	2,564	2,668	2,847	2,742	2,822	2,619
Other assets	9,440	8,745	8,393	8,261	8,105	8,207	8,182	7,909
Allowance for loan and lease losses	(760)	(752)	(748)	(744)	(727)	(721)	(717)	(714)

Total assets	$104,602	$105,868	$105,741	$104,736	$103,988	$103,699	$102,765	$101,009

Liabilities
Interest-bearing liabilities:
Interest checking	$15,744	$16,251	$17,025	$17,603	$17,828	$18,498	$19,267	$19,972
Savings	12,812	12,279	12,064	11,588	11,036	9,939	9,697	9,339
Money market	6,572	6,371	6,429	6,086	5,974	5,154	4,755	4,786
Other time	10,991	10,794	10,449	9,749	9,143	8,730	8,286	7,787
Certificates - $100,000 and over	6,750	6,415	5,316	4,670	4,354	4,156	3,946	3,539
Foreign office	2,758	3,668	4,382	4,050	3,703	3,925	3,907	4,340
Federal funds purchased	3,615	4,546	3,886	4,553	4,771	4,001	3,952	4,170
Short-term bank notes	—	—	—	—	—	—	230	775
Other short-term borrowings	4,468	4,056	4,854	4,718	4,408	5,619	5,190	4,933
Long-term debt	13,059	14,355	14,465	15,132	15,956	16,914	17,049	15,604

Total interest-bearing liabilities	76,769	78,735	78,870	78,149	77,173	76,936	76,279	75,245
Demand deposits	13,882	13,642	13,764	13,674	14,099	13,977	13,905	13,484
Other liabilities	3,801	3,613	3,500	3,312	3,236	3,335	3,357	3,172

Total liabilities	94,452	95,990	96,134	95,135	94,508	94,248	93,541	91,901
Shareholders’ equity	10,150	9,878	9,607	9,601	9,480	9,451	9,224	9,108

Total liabilities & shareholders’ equity	$104,602	$105,868	$105,741	$104,736	$103,988	$103,699	$102,765	$101,009

Average loans and leases (excluding held for sale)	$74,032	$72,903	$72,209	$70,603	$69,218	$67,539	$65,649	$64,269
Average common shares outstanding:
Basic	554,978,470	555,565,365	554,977,557	554,397,914	553,590,943	553,854,684	553,871,720	556,361,533
Diluted	557,654,120	557,948,598	557,489,491	556,868,587	556,321,949	557,681,044	558,176,454	561,658,848

Quarterly Data

	Three Months Ended
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005
Asset Quality ($ in millions)
Nonaccrual loans and leases	$352	$320	$281	$291	$294	$285	$273	$268
Renegotiated loans and leases	—	—	—	—	—	1	1	1
Other assets, including other real estate owned	103	91	77	73	67	65	66	74

Total nonperforming assets	$455	$411	$358	$364	$361	$351	$340	$343

Ninety days past due loans and leases	$210	$196	$191	$160	$155	$156	$129	$129

End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$20,725	$21,150	$20,618	$19,879	$19,299	$18,596	$18,017	$17,501
Commercial mortgage	10,405	9,879	9,792	9,861	9,188	9,138	9,091	9,048
Commercial construction	6,168	5,879	5,950	5,883	6,342	5,880	5,590	5,365
Commercial leases	3,841	3,752	3,740	3,726	3,698	3,619	3,537	3,416

Subtotal - commercial	41,139	40,660	40,100	39,349	38,527	37,233	36,235	35,330
Consumer:
Residential mortgage	9,226	8,911	8,780	8,405	8,296	8,564	7,808	8,208
Residential construction	679	718	748	717	695	649	611	557
Credit card	1,110	986	945	851	866	805	749	790
Home equity	12,365	12,429	12,277	12,087	12,000	11,766	11,521	11,085
Other consumer loans	9,911	9,473	9,360	9,318	9,250	9,236	8,343	7,840
Consumer leases	1,073	1,175	1,298	1,439	1,595	1,738	1,812	1,901

Subtotal - consumer	34,364	33,692	33,408	32,817	32,702	32,758	30,844	30,381

Total loans and leases	$75,503	$74,352	$73,508	$72,166	$71,229	$69,991	$67,079	$65,711

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$21,108	$20,769	$20,239	$19,461	$18,909	$18,203	$17,768	$18,073
Commercial mortgage	9,929	9,833	9,980	9,441	9,159	9,095	9,042	8,385
Commercial construction	6,099	5,913	5,840	6,211	6,051	5,700	5,467	4,870
Commercial leases	3,762	3,740	3,729	3,686	3,611	3,537	3,436	3,393

Subtotal - commercial	40,898	40,255	39,788	38,799	37,730	36,535	35,713	34,721
Consumer:
Residential mortgage	9,334	8,967	8,756	8,351	8,444	8,271	8,453	8,417
Residential construction	704	733	735	706	673	624	576	468
Credit card	1,035	979	897	855	825	778	755	830
Home equity	12,435	12,366	12,193	12,072	11,884	11,702	11,325	10,909
Other consumer loans	9,714	9,384	9,340	9,311	9,251	8,868	8,089	7,752
Consumer leases	1,142	1,254	1,384	1,540	1,682	1,778	1,851	1,979

Subtotal - consumer	34,364	33,683	33,305	32,835	32,759	32,021	31,049	30,355

Total average loans and leases	$75,262	$73,938	$73,093	$71,634	$70,489	$68,556	$66,762	$65,076

Nonperforming Loans ($ in millions)(non-accrual plus renegotiated)
Commercial construction loans	$54	$31	$18	$20	$31	$29	$24	$23
Commercial mortgage	84	49	62	74	51	53	56	56
Commercial loans and leases	133	167	129	126	146	140	132	132
Consumer mortgage and construction	38	34	34	34	30	31	25	24
Other consumer loans and leases	43	39	38	37	36	33	37	34

Total nonperforming loans	$352	$320	$281	$291	$294	$286	$274	$269

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(118)	$(96)	$(96)	$(96)	$(137)	$(79)	$(76)	$(80)
Recoveries	21	17	29	23	20	15	21	17

Net losses charged off	$(97)	$(79)	$(67)	$(73)	$(117)	$(64)	$(55)	$(63)